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Subject: Proxy on the Putnam/Power transaction to be mailed on March 14th

As you may know, Putnam will be acquired from Marsh & McLennan Companies by Great-West Lifeco,a subsidiary of Power Financial Corporation. The sale requires approval of new management contracts from shareholders of a substantial number of the Putnam funds. To solicit their votes, a proxy statement and ballot will be mailed to all Putnam fund shareholders between March 14 and March 24. The Trustees of the Putnam Funds unanimously recommend that shareholders vote to approve the new management contracts. We appreciate the efforts of our clients to bring the sale of Putnam to a subsidiary of Power Financial to completion.

Here are the key dates:

* Shareholders of record as of the close of business on February 15, 2007 will be solicited to vote their proxies.

*   Proxy mailing will take place from March 14 through March 24.

*  Phone solicitation will begin on March 26.

*   The shareholder meeting is scheduled for May 15.

*   The sale is expected to take place by the middle of 2007.

*  The change of ownership of Putnam to Great-West Lifeco entails a “change of control” of the Putnam funds’ investment adviser. The Investment Company Act of 1940 requires, in this situation, that each fund’s current management contract end. This means that the fund’s shareholders need to approve new management contracts so there is no interruption to management of the funds by Putnam Management.

*  No changes to the Putnam funds, to the way Putnam manages money, or to the funds’ management teams are expected as a result of this transaction. Putnam will continue to operate as a separate company headquartered in Boston and will retain its name. There will be no change in the funds’ fee rates or in the services that your fund receives. The Putnam funds’ Trustees will continue to oversee the Putnam funds.

*  Shareholders of all of Putnam’s mutual funds — open and closed end — as well as the variable annuity sub-accounts in Putnam Variable Trust, will be asked to vote. In addition, votes from plan sponsors/ administrators for 401(k) plans and 529 plans will be solicited. Plan participants in 401(k) plans and contract holders in 529 plans will not be solicited directly.

*   Shareholders can vote by mail, by calling the toll-free number on the ballot, or by visiting the Web site address on the ballot.

*  The phone solicitation will be handled by Computershare Fund Services. Putnam’s direct shareholders may be contacted by phone starting on March 26; the omnibus accounts (ADP is mailing the proxy statements for these accounts) may be contacted starting March 29.

*   Approval of each fund’s proposed new management contract requires the affirmative vote of either of the following, whichever is less: (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the voted shares (if more than 50% of the outstanding shares of the fund are represented at the meeting).

*  Marsh & McLennan and Great-West Lifeco will pay all costs of the proxy solicitation. The funds and the funds’ shareholders do not pay any of the expenses related to the proxy solicitation.

If you have any questions about the proxy solicitation or the sale, please do not hesitate to contact Putnam.

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Putnam Retail Management
One Post Office Square
Boston, MA 02109

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If you do not wish to receive future news, announcements, or product updates from Putnam Investments via e-mail, please reply to this e-mail with "UNSUBSCRIBE" in the Subject line or call Putnam at 1-800-354-4000 and ask to have your name deleted from our mailing list. We will make the change to our records within 10 days.

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Your clients should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call Putnam Dealer Marketing Services at 1-800-354-4000. Your clients should read the prospectus carefully before investing.

The Putnam funds and the Trustees of the Putnam funds may be deemed to be participants in the solicitation of proxies from Putnam fund shareholders in connection with the proposal to approve new management contracts for each Putnam fund. Information about the Trustees' interests in the transaction, by security holdings or otherwise, is set forth in the definitive proxy statement. To receive a free copy of proxy solicitation materials filed with the SEC, including the definitive proxy statement relating to the proposal to approve a new management contract for your fund in connection with the change of ownership of Putnam to Great-West Lifeco, please call Putnam's proxy information line at 1-866-905-2396. Free copies of such proxy solicitation materials can also be found on the SEC’s Web site (http://www.sec.gov). Please read the definitive proxy statement carefully when it becomes available before making any voting decision because it contains important information.

March 14, 2007

Putnam Investments/Power Financial Corporation Proxy Q & A

It was announced on February 1, 2007, that Putnam will be acquired by Great-West Lifeco, a subsidiary of Power Financial Corporation, a financial services firm in Canada. The sale is expected to take place, pending approval from shareholders and completion of other requirements, in the middle of 2007. Shareholders of the Putnam funds are required to vote on the sale by approving new management contracts; to solicit their votes a proxy statement and ballot will be mailed to all shareholders in March 2007. The Trustees of the Putnam Funds unanimously recommend that shareholders vote to approve the new management contracts. Details of the proxy solicitation are provided in this Q&A.

Why are fund shareholders required to vote on the sale of Putnam?

The change of ownership of Putnam from its current parent company, Marsh & McLennan, to Great-West Lifeco entails a “change of control” in each fund’s investment adviser, Putnam Management. When there is a change of control, the Investment Company Act of 1940 requires that each fund’s current management contract automatically end. This means that each fund’s shareholders must approve a new management contract with Putnam Management. The Trustees are unanimously recommending that shareholders approve a new management contract with Putnam Management so that Putnam can continue as each fund’s investment adviser after the transaction.

How will the “change of control” affect Putnam Management?

The change of control is not expected to have a material effect on Putnam Management. Putnam Management will operate as a stand-alone subsidiary of Great-West Lifeco and is expected to retain its brand and its existing management, investment, and other service teams. With this sale, Putnam will become part of a long-established and successful organization that is committed to investment management and financial services.

How will the sale affect Putnam fund shareholders?

It is important for shareholders to know that no changes to the Putnam funds, to the way Putnam manages money, or to the funds’ management teams are expected as a result of this transaction. Putnam will continue to operate as a separate company headquartered in Boston and will retain its name. There will be no change in the funds’ fee rates or in the services that the funds receive. The Putnam funds’ Trustees will continue to oversee the Putnam funds.

How have the Putnam funds’ Trustees been involved in the sale?

The Putnam funds’ Board of Trustees has been actively involved in the sale process. The Putnam Board of Trustees unanimously recommends approval of the proposed new management contracts.

What Putnam funds will be part of the proxy solicitation?

Shareholders of all of the Putnam mutual funds — open and closed end — as well as the variable annuity sub-accounts in Putnam Variable Trust, will be asked to vote on the proposal to approve new management contracts. In addition, votes from plan sponsors/ administrators for 401(k) funds and 529 plans will be solicited.

What are the key dates in the proxy solicitation?

*  Shareholders of record at the close of business on the record date of Thursday, February 15, 2007, will be solicited to vote their proxies.

*  Proxies will be mailed from March 14 through March 24; additional follow-up mailings may occur later.

*  Phone solicitation is scheduled to begin on March 26.

*  The shareholder meeting will be held on May 15, 2007.

*  The sale is expected to take place in the middle of 2007.

How can shareholders vote their proxies?

Shareholders can vote by mail, by calling the toll-free number on the ballot, or by visiting the Web site address on the ballot.

What if a shareholder has shares in more than one fund?

Shareholders in multiple funds or sub-accounts will receive a consolidated ballot that will allow them to vote for all their funds at once, or, if they choose, to vote fund by fund.

How many proxies will clients receive?

Putnam's goal is to limit the number of proxies sent to any address by “householding” the mailings. Putnam “households” by Tax ID number (a variation of a Social Security number) and address. Households with accounts with a single Tax ID number will receive one proxy package; households with multiple Tax ID numbers (due to additional Tax IDs for spouses, children) will receive a separate proxy package for each Tax ID number.

How will the phone solicitation work?

Following the mailing, the phone solicitation for the proxy will be handled by Computershare Fund Services; shareholders can also call CFS and vote their shares over the phone. Putnam’s direct shareholders may be contacted starting on March 26; the omnibus accounts (ADP is mailing proxy statements for these accounts) may be contacted starting March 29.

What percent of the shareholders have to approve the management contracts for them to take effect?

Approval of each fund’s proposed new management contract requires the affirmative vote of either of the following, whichever is less:

(a) more than 50% of the outstanding shares of the fund, or

(b) 67% or more of the shares voted at the meeting, if more than 50% of the outstanding shares of the fund are present at the meeting.

Who pays the costs of the proxy solicitation?

Marsh & McLennan and Great-West Lifeco will pay all costs incurred by the funds in connection with this transaction, including all costs of this proxy solicitation. The funds or the funds’ shareholders do not pay any of the expenses related to the proxy solicitation.

Will contract holders in the annuity sub-accounts receive a proxy?

Yes, proxy materials will be sent to the underlying contract holders in the annuities.

Will plan participants in Putnam-managed 401(k) plans receive a proxy?

No. As a matter of recordkeeping, the plan sponsor will vote on behalf of all the plan participants in a single plan. The plan participants will not vote directly.

Will contract holders in 529 accounts receive a proxy?

No, the Ohio Tuition Trust Authority (OTTA) will vote on behalf of the contract holders in all of the 529 plans. The 529 plan holders do not have voting rights and as a result will not be solicited.

Will SMA account holders receive a proxy?

No, SMA account holders will not receive a proxy.

Will shareholders in the offshore funds receive a proxy?

No, shareholders in the offshore funds will not receive a proxy.

Are there differences between the old and new investment management contracts?

The proposed new management contract is substantially identical to the current contract. Although there are some differences between the funds’ current management contracts and the proposed management contracts, which are described in the proxy statement, there will be no change in the services that the funds receive. The differences in the proposed new management contract exist because the Trustees took the opportunity to standardize, clarify, and modernize various provisions of the current management contracts, which, having been implemented at various times, differed in some cases from fund to fund, and, in some cases, contained outdated provisions. The Trustees believe that this standardization will bene t shareholders by making the administration of the funds’ management contracts more efficient.

What about Putnam Municipal Opportunities Trust?

Currently Putnam Municipal Opportunities Trust, a closed-end fund, has both a management contract and an administrative services contract. If the contract is approved, this fund will have a management contract that combines management and administrative services. (This is also the case for Putnam Prime Money Market Fund, which is not a retail product.)

What if the sale is not approved?

If the transaction is not completed, the current management contracts with Putnam Management will not terminate because there will be no “change of control.” Putnam Management will continue to serve as the fund’s investment adviser under the current management contract or, if approved at the shareholder meeting, under the proposed new management contract, effective as of January 1, 2008, or such other date as the Trustees may establish.

What does it mean if there are meeting adjournments?

It is likely that there will be meeting adjournments given the size and scale of the proxy; we do not expect that this will affect the ultimate outcome of the meeting. In the event that there are not a sufficient number of votes, the meeting is expected to be adjourned for 30 to 60 days. Adjournments are common in large-scale proxy solicitations such as this one, which will be sent out to millions of shareholders.

The Putnam funds and the Trustees of the Putnam funds may be deemed to be participants in the solicitation of proxies from Putnam fund shareholders in connection with the proposal to approve new management contracts for each Putnam fund. Information about the Trustees' interests in the transaction, by security holdings or otherwise, is set forth in the definitive proxy statement. To receive a free copy of proxy solicitation materials filed with the SEC, including the definitive proxy statement relating to the proposal to approve a new management contract for your fund in connection with the change of ownership of Putnam to

Great-West Lifeco, please call Putnam's proxy information line at 1-866-905-2396. Free copies of such proxy solicitation materials can also be found on the SEC’s Web site (http://www.sec.gov). Please read the definitive proxy statement carefully when it becomes available before making any voting decision because it contains important information.